EX-35.2
(logo) Countrywide
HOME LOANS

400 Countrywide Way
Simi Valley, California 93065-6298

March 24, 2008



Wells Fargo Bank
Attn: Pamela D. Pendarvis
9062 Old Annapolis Road
Columbia, MD 21045


OFFICER'S CERTIFICATE


I, Joseph Candelario, hereby certify that I am an officer of Countrywide
Home Loans, Inc. and Countrywide Home Loans Servicing LP (the "Servicer"). I further certify, with respect to the applicable servicing agreement relating to the securitization transactions(s) set forth on Exhibit A attached hereto (the "Servicing Agreement") that:

(a) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Servicing Agreement has been made under my supervision; and

(b) To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout such year.



/s/ Joseph Candelario
Joseph Candelario
First Vice President
Compliance Officer
Loan Administration

March 24, 2008


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd,


BSARM 2007-1
BSARM 2007-4


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

BCAP 2007-AA5
Harborview 2007-7


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

ACE 2007-HE2
ACE 2007-HE2
ACE 2007-HE4
ACE 2007-HE4
ACE 2007-WM1
ACE 2007-WM1
ARMT 2007-1
ARMT 2007-1
ARMT 2007-3
BAFC 2007-1
BAFC 2007-1
BAFC 2007-3
BAFC 2007-3
BAFC 2007-4
BAFC 2007-4
BAFC 2007-7
BAFC 2007-7
BAFC 2007-A
BAFC 2007-A
BAFC 2007-B
BAFC 2007-B
BAFC 2007-C
BAFC 2007-C
BSAAT 2007-1
BSAAT 2007-1
BSABS 2007-AC4
BSABS 2007-SD3


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

BSABS 2007-SD3
BSABS 2007-SD4
BSABS 2007-SD4
BSALTA 2007-1
BSALTA 2007-1
BSALTA 2007-3 or BALTA 2007-3
BSALTA 2007-3 or BALTA 2007-3
BSARM 2007-2
BSARM 2007-2
BSARM 2007-3
BSARM 2007-5
BSSP 2007-R6
BSSP 2007-R6
CMLTI 2007-AMC2
CMLTI 2007-AMC2
CSAB 2007-1
CSAB 2007-1
CSAB 2007-2
CSAB 2007-2
CSARMT 2007-1
CSARMT 2007-1
CSARMT 2007-2
CSARMT 2007-2
CSARMT 2007-3
CSARMT 2007-3
CSMC 2007-1
CSMC 2007-1


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

CSMC 2007-2
CSMC 2007-2
CSMC 2007-3
CSMC 2007-3
CSMC 2007-4
CSMC 2007-4
CSMC 2007-5
CSMC 2007-5
CSMC 2007-6
CSMC 2007-6
CSMC 2007-7
DBALT 2007-1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-BAR1
DBALT 2007-OA1


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-OA5
GSAA 2007-1
GSAA 2007-1
GSAA 2007-3
GSAA 2007-3
GSAA 2007-5
GSAA 2007-5
GSAA 2007-6
GSAA 2007-6
GSR 2007-4F
GSR 2007-4F
GSR 2007-5F
GSR 2007-AR1
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-AR2
GSR 2007-OA1
GSR 2007-OA1
HALO 2007-2


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

HALO 2007-AR2
HALO 2007-AR2
HARBORVIEW 2007-1
HARBORVIEW 2007-1
HARBORVIEW 2007-4
HARBORVIEW 2007-4
HARBORVIEW 2007-6
HARBORVIEW 2007-6
Harborview 2007-7
HASCO 2007-HE1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-NC1
JPALT 2007-A2
JPALT 2007-A2
JPALT 2007-S1
JPALT 2007-S1
JPMMT 2007-A3
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-A4
JPMMT 2007-S1
JPMMT 2007-S1
JPMMT 2007-S2
JPMMT 2007-S2


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

JPMMT 2007-S3
JPMMT 2007-S3
LMT 2007-5
LMT 2007-5
MALT 2007-1
MALT 2007-1
MANA 2007-A2
MANA 2007-A2
MANA 2007-AF1
MANA 2007-AF1
MANA 2007-OAR2
MANA 2007-OAR2
MANA 2007-OAR5
MANA 2007-OAR5
MARM 2007-2
MARM 2007-2
MARM 2007-3
MARM 2007-3
MASTR 2007-1
MLMBS 2007-1
MLMBS 2007-1
MLMBS 2007-3
MLMBS 2007-3
MSAC 2007-HE4
MSAC 2007-HE5
MSAC 2007-HE5
MSAC 2007-HE6


(page)


Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

MSAC 2007-HE6
MSAC 2007-HE7
MSAC 2007-HE7
MSAC 2007-NC2
MSAC 2007-NC2
MSAC 2007-NC3
MSAC 2007-NC3
MSHEL 2007-2
MSHEL 2007-2
MSSTI 2007-1
MSSTI 2007-1
SAMI 2007-AR1
SAMI 2007-AR1
SAMI 2007-AR3
SAMI 2007-AR3
SAMI II 2007-AR1
SAMI II 2007-AR1
SARM 2007-1
SARM 2007-2
SARM 2007-3
SARM 2007-4
Sequoia 2007-1
Soundview 2007-1
Soundview 2007-WMC1
Thornburg 2006-6
Thornburg 2006-6
Thornburg 2007-3


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Exhibit A - Securitized Transaction(s)
Wells Fargo Bank, N.A. - 9062 Old Annapolis Rd.

Thornburg 2007-3


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Exhibit A - Securitized Transaction(s)
WELLS FARGO BANK, N.A - 9062 Old Annapolis Road

Thornburg 2007-5
Thornburg 2007-5